UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09243

                            The Gabelli Utility Trust
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2008



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                                (THE GABELLI UTILITY TRUST LOGO)

                            THE GABELLI UTILITY TRUST
                               Semi-Annual Report
                                  June 30, 2008

TO OUR SHAREHOLDERS,

     The Gabelli Utility Trust's (the "Fund") net asset value ("NAV") total return declined 8.2% during the first half of 2008, compared with losses of 2.8% and 4.6% for the Standard & Poor's ("S&P") 500 Utilities Index and for the Lipper Utility Fund Average, respectively. The total return for the Fund's publicly traded shares increased 2.0% during the first half of the year. On June 30, 2008, the Fund's NAV per share was $7.15, while the price of the publicly traded shares closed at $9.30 on the New York Stock Exchange, a 30% premium at that date.

     Enclosed are the financial statements and the investment portfolio as of June 30, 2008.

COMPARATIVE RESULTS

                AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2008 (a)

                                                                                       Since
                                              Year to                                Inception
                                    Quarter     Date     1 Year    3 Year   5 Year   (07/09/99)
                                    -------   -------   -------    ------   ------   ----------
GABELLI UTILITY TRUST
   NAV TOTAL RETURN (b) .........     6.21%    (8.21)%    (4.39)%    8.47%   11.36%      9.37%
   INVESTMENT TOTAL RETURN (c) ..     2.82      1.99       4.58      6.26     7.18      11.01
S&P 500 Index ...................    (2.72)   (11.90)    (13.11)     4.40     7.58       0.71
S&P 500 Utilities Index .........     7.97     (2.76)      6.63     12.50    16.98       6.52
Lipper Utility Fund Average .....     6.35     (4.57)      2.32     13.81    16.87       6.89

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. THE S&P 500 UTILITIES INDEX IS AN UNMANAGED INDICATOR OF ELECTRIC AND GAS UTILITY STOCK PERFORMANCE. THE LIPPER UTILITY FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NAV PER SHARE, REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, AND ADJUSTMENTS FOR RIGHTS OFFERINGS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $7.50.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $7.50.

We have separated the portfolio manager's commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager's commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com/funds.

                           THE GABELLI UTILITY TRUST
                   SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2008:

Energy and Utilities: Electric Integrated .....    45.4%
Energy and Utilities: Natural Gas Integrated ..     8.9%
U.S. Government Obligations ...................     7.9%
Energy and Utilities:
   Electric Transmission and Distribution .....     7.5%
Energy and Utilities: Natural Gas Utilities ...     6.0%
Telecommunications ............................     4.3%
Energy and Utilities: Global Utilities ........     4.2%
Cable and Satellite ...........................     3.0%
Energy and Utilities: Water ...................     2.7%
Wireless Communications .......................     2.7%
Energy and Utilities: Merchant Energy .........     2.0%
Entertainment .................................     1.4%
Energy and Utilities: Natural Resources .......     1.3%
Diversified Industrial ........................     0.9%
Energy and Utilities: Services ................     0.5%
Communications Equipment ......................     0.4%
Energy and Utilities: Alternative Energy ......     0.3%
Transportation ................................     0.2%
Aerospace .....................................     0.2%
Equipment and Supplies ........................     0.1%
Real Estate ...................................     0.1%
Automotive: Parts and Accessories .............     0.0%
Agriculture ...................................     0.0%
Publishing ....................................     0.0%
                                                  -----
                                                  100.0%
                                                  =====

THE FUND FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED MARCH 31, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

SHAREHOLDER MEETING - MAY 19, 2008 - FINAL RESULTS

     The Annual Meeting of Shareholders was held on May 19, 2008 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Frank J. Fahrenkopf, Jr., Robert J. Morrissey, and Salvatore J. Zizza as Trustees of the Fund. A total of 27,546,304 votes, 27,560,966 votes, and 27,590,271 votes were cast in favor of each Trustee and a total of 581,763 votes, 567,101 votes, and 537,797 votes were withheld for each Trustee, respectively. In addition, preferred shareholders, voting as a separate class, elected Anthony J. Colavita as a Trustee of the Fund. A total of 984,387 votes were cast in favor of this Trustee and a total of 31,494 votes were withheld for this Trustee.

     Mario J. Gabelli, Thomas E. Bratter, James P. Conn, Vincent D. Enright, John D. Gabelli, and Anthony R. Pustorino continue to serve in their capacities as Trustees of the Fund.

     We thank you for your participation and appreciate your continued support.

                            THE GABELLI UTILITY TRUST
                             SCHEDULE OF INVESTMENTS
                            JUNE 30, 2008 (UNAUDITED)

                                                                        MARKET
   SHARES                                                 COST           VALUE
------------                                          ------------   ------------
               COMMON STOCKS -- 90.1%
               ENERGY AND UTILITIES -- 78.3%
               ENERGY AND UTILITIES: ALTERNATIVE ENERGY -- 0.3%
      20,000   Ormat Industries Ltd. ..............   $    270,792   $    260,074
      12,500   Ormat Technologies Inc. ............        273,994        614,750
                                                      ------------   ------------
                                                           544,786        874,824
                                                      ------------   ------------
               ENERGY AND UTILITIES: ELECTRIC INTEGRATED -- 45.4%
     248,000   Allegheny Energy Inc. ..............      7,414,609     12,427,280
      23,000   ALLETE Inc. ........................        728,776        966,000
      75,000   Alliant Energy Corp. ...............      1,824,383      2,569,500
      10,000   Ameren Corp. .......................        437,020        422,300
      80,000   American Electric
                  Power Co. Inc. ..................      2,629,105      3,218,400
   1,800,000   Aquila Inc.+ .......................      6,816,425      6,786,000
      10,000   Avista Corp. .......................        199,636        214,600
      35,000   Black Hills Corp. ..................      1,060,967      1,122,100
      30,000   Cleco Corp. ........................        570,612        699,900
     145,000   CMS Energy Corp. ...................      1,603,116      2,160,500
      70,000   Constellation Energy
                  Group Inc. ......................      4,354,534      5,747,000
      30,000   Dominion Resources Inc. ............      1,371,417      1,424,700
     160,000   DPL Inc. ...........................      3,365,523      4,220,800
      24,000   DTE Energy Co. .....................        978,366      1,018,560
     190,000   Duke Energy Corp. ..................      3,660,932      3,302,200
      90,000   Edison International ...............      3,861,403      4,624,200
     189,300   El Paso Electric Co.+ ..............      3,420,893      3,748,140
       3,000   Entergy Corp. ......................         84,249        361,440
      51,000   FirstEnergy Corp. ..................      2,118,209      4,198,830
     137,000   Florida Public Utilities Co. .......      1,196,633      1,630,300
      90,000   FPL Group Inc. .....................      3,906,908      5,902,200
     100,000   Great Plains Energy Inc. ...........      3,108,740      2,528,000
      55,000   Hawaiian Electric
                  Industries Inc. .................      1,433,833      1,360,150
      92,000   Integrys Energy Group Inc. .........      4,632,153      4,676,360
      61,000   Maine & Maritimes Corp.+ ...........      1,926,684      2,586,400
      66,000   MGE Energy Inc. ....................      1,951,270      2,152,920
      45,000   NiSource Inc. ......................        970,021        806,400
     110,900   NorthWestern Corp. .................      3,423,749      2,819,078
     100,000   OGE Energy Corp. ...................      2,406,346      3,171,000
      24,000   Otter Tail Corp. ...................        637,145        931,920
      48,000   PG&E Corp. .........................      1,280,160      1,905,120
      35,000   PNM Resources Inc. .................        470,892        418,600
     100,000   Progress Energy Inc. ...............      4,383,880      4,183,000
      40,000   Progress Energy Inc.,
                  CVO+ (a) ........................         20,800         13,200
      38,000   Public Service Enterprise
                  Group Inc. ......................        996,629      1,745,340
      41,000   Puget Energy Inc. ..................        963,390        983,590
      60,500   SCANA Corp. ........................      1,918,305      2,238,500

                                                                        MARKET
   SHARES                                                 COST           VALUE
------------                                          ------------   ------------
      35,000   Sierra Pacific Resources ...........   $    312,248   $    444,850
     104,000   TECO Energy Inc. ...................      1,560,497      2,234,960
      20,000   The Empire District Electric Co. ...        426,495        370,800
     150,000   Unisource Energy Corp. .............      4,583,635      4,651,500
      35,000   Unitil Corp. .......................        926,911        948,850
      47,000   Vectren Corp. ......................      1,162,166      1,466,870
     260,000   Westar Energy Inc. .................      5,973,605      5,592,600
      90,000   Wisconsin Energy Corp. .............      3,273,387      4,069,800
     195,000   Xcel Energy Inc. ...................      3,384,476      3,913,650
                                                      ------------   ------------
                                                       103,731,133    122,978,408
                                                      ------------   ------------
               ENERGY AND UTILITIES:
               ELECTRIC TRANSMISSION AND DISTRIBUTION -- 7.5%
         243   Brookfield Infrastructure
               Partners LP ........................          5,103          4,763
      50,000   CH Energy Group Inc. ...............      2,261,677      1,778,500
      60,000   Consolidated Edison Inc. ...........      2,710,619      2,345,400
     150,000   Energy East Corp. ..................      3,458,388      3,708,000
     135,000   Northeast Utilities ................      2,670,943      3,446,550
     215,000   NSTAR ..............................      5,293,459      7,271,300
      22,500   Pepco Holdings Inc. ................        449,918        577,125
      36,666   UIL Holdings Corp. .................        966,693      1,078,347
                                                      ------------   ------------
                                                        17,816,800     20,209,985
                                                      ------------   ------------
               ENERGY AND UTILITIES: GLOBAL UTILITIES -- 4.2%
       1,500   Areva SA ...........................        613,197      1,754,731
       8,000   Chubu Electric Power Co. Inc. ......        189,551        195,131
      40,000   Electric Power
                  Development Co. Ltd. ............      1,440,584      1,484,202
      20,000   Endesa SA ..........................        881,733        974,273
      28,800   Endesa SA, ADR (a) .................      1,544,139      1,403,367
     200,000   Enel SpA ...........................      1,531,070      1,901,943
     300,000   Hera SpA ...........................        433,286      1,225,714
       8,000   Hokkaido Electric
                  Power Co. Inc. ..................        156,870        162,735
       8,000   Hokuriku Electric Power Co. ........        146,449        190,234
       3,500   Huaneng Power
                  International Inc., ADR .........        135,552         96,775
      35,000   Korea Electric
                  Power Corp., ADR ................        565,727        508,550
       8,000   Kyushu Electric
                  Power Co. Inc. ..................        167,818        167,255
       2,000   Niko Resources Ltd. ................        113,769        191,704
       8,000   Shikoku Electric
                  Power Co. Inc. ..................        155,987        219,993
       8,000   The Chugoku Electric
                  Power Co. Inc. ..................        150,761        170,646
       8,000   The Kansai Electric
                  Power Co. Inc. ..................        158,473        187,221
       8,000   The Tokyo Electric
                  Power Co. Inc. ..................        191,450        205,679

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2008 (UNAUDITED)

                                                                        MARKET
   SHARES                                                 COST           VALUE
------------                                          ------------   ------------
               COMMON STOCKS (CONTINUED)
               ENERGY AND UTILITIES (CONTINUED)
               ENERGY AND UTILITIES: GLOBAL UTILITIES (CONTINUED)
      15,000   Tohoku Electric
                  Power Co. Inc. ..................   $    284,854   $    326,317
                                                      ------------   ------------
                                                         8,861,270     11,366,470
                                                      ------------   ------------
               ENERGY AND UTILITIES: MERCHANT ENERGY -- 1.8%
      35,810   Dynegy Inc., Cl. A+ ................        175,000        306,176
       8,130   Mirant Corp.+ ......................         37,373        318,289
     300,000   Mirant Corp. Escrow+ (a) ...........              0              0
     220,000   The AES Corp.+ .....................      3,262,437      4,226,200
                                                      ------------   ------------
                                                         3,474,810      4,850,665
                                                      ------------   ------------
               ENERGY AND UTILITIES: NATURAL GAS INTEGRATED -- 7.6%
     180,000   El Paso Corp. ......................      1,683,467      3,913,200
       1,000   Energen Corp. ......................         66,090         78,030
      40,000   EnergySouth Inc. ...................      1,364,782      1,962,400
     110,000   National Fuel Gas Co. ..............      3,549,518      6,542,800
     100,000   ONEOK Inc. .........................      2,674,346      4,883,000
     120,000   Southern Union Co. .................      2,059,886      3,242,400
                                                      ------------   ------------
                                                        11,398,089     20,621,830
                                                      ------------   ------------
               ENERGY AND UTILITIES: NATURAL GAS UTILITIES -- 6.0%
      26,000   AGL Resources Inc. .................        643,173        899,080
      50,000   Atmos Energy Corp. .................      1,241,257      1,378,500
      10,000   Chesapeake Utilities Corp. .........        224,112        257,200
      10,000   Corning Natural Gas Corp.+ .........        157,501        163,750
      30,000   Delta Natural Gas Co. Inc. .........        502,057        783,600
      90,000   Nicor Inc. .........................      3,094,432      3,833,100
      35,000   Piedmont Natural Gas Co. Inc. ......        553,257        915,600
       6,000   RGC Resources Inc. .................        128,344        170,070
     150,000   Southwest Gas Corp. ................      4,133,813      4,459,500
     120,000   Spectra Energy Corp. ...............      3,280,847      3,448,800
                                                      ------------   ------------
                                                        13,958,793     16,309,200
                                                      ------------   ------------
               ENERGY AND UTILITIES: NATURAL RESOURCES -- 1.3%
       4,000   Anadarko Petroleum Corp. ...........        141,060        299,360
      19,000   Compania de Minas
                  Buenaventura SA, ADR ............        423,453      1,242,030
      16,000   Exxon Mobil Corp. ..................        926,773      1,410,080
       3,000   Peabody Energy Corp. ...............        112,745        264,150
       4,000   Royal Dutch Shell plc,
                  Cl. A, ADR ......................        237,320        326,840
                                                      ------------   ------------
                                                         1,841,351      3,542,460
                                                      ------------   ------------
               ENERGY AND UTILITIES: SERVICES -- 0.5%
      50,000   ABB Ltd., ADR+ .....................        546,150      1,416,000
       9,000   Renegy Holdings Inc.+ ..............        109,212         34,110
                                                      ------------   ------------
                                                           655,362      1,450,110
                                                      ------------   ------------

                                                                        MARKET
   SHARES                                                 COST           VALUE
------------                                          ------------   ------------
               ENERGY AND UTILITIES: WATER -- 2.7%
      14,000   American States Water Co. ..........   $    312,701   $    489,160
      30,000   American Water
                  Works Co. Inc.+ .................        645,000        665,400
      21,833   Aqua America Inc. ..................        221,008        348,673
      24,750   Artesian Resources Corp., Cl. A ....        257,250        455,152
      20,000   California Water Service Group .....        555,152        655,400
       7,500   Connecticut Water Service Inc. .....        146,455        168,000
      51,333   Middlesex Water Co. ................        801,882        851,614
      27,100   Pennichuck Corp. ...................        544,307        627,365
      80,000   SJW Corp. ..........................      1,482,532      2,112,000
       8,101   Southwest Water Co. ................         52,047         81,172
      12,000   Suez SA ............................        387,529        820,355
      12,000   Suez SA, Strips+ ...................              0            189
       9,000   York Water Co. .....................        108,269        131,130
                                                      ------------   ------------
                                                         5,514,132      7,405,610
                                                      ------------   ------------
               DIVERSIFIED INDUSTRIAL -- 0.9%
       1,000   Alstom .............................        218,220        230,926
       4,000   Bouygues SA ........................        318,201        265,516
       8,000   Cooper Industries Ltd., Cl. A ......        300,920        316,000
      55,000   General Electric Co. ...............      2,050,870      1,467,950
                                                      ------------   ------------
                                                         2,888,211      2,280,392
                                                      ------------   ------------
               EQUIPMENT AND SUPPLIES -- 0.1%
      50,000   Capstone Turbine Corp.+ ............         83,080        209,500
       2,000   Mueller Industries Inc. ............         88,019         64,400
                                                      ------------   ------------
                                                           171,099        273,900
                                                      ------------   ------------
               TOTAL ENERGY AND UTILITIES              170,855,836    212,163,854
                                                      ------------   ------------
               COMMUNICATIONS -- 9.9%
               CABLE AND SATELLITE -- 3.0%
      80,000   Cablevision Systems Corp.,
                  Cl. A+ ..........................      2,137,532      1,808,000
       5,000   Cogeco Cable Inc. ..................        105,008        181,426
      20,000   Cogeco Inc. ........................        389,461        608,022
      50,000   DISH Network Corp., Cl. A+ .........      1,279,475      1,464,000
      10,000   EchoStar Corp., Cl. A+ .............        280,861        312,200
      35,000   Liberty Global Inc., Cl. A+ ........        739,454      1,100,050
      20,000   Liberty Global Inc., Cl. C+ ........        421,966        607,200
       8,000   Rogers Communications Inc.,
                  Cl. B ...........................        119,139        309,280
      65,000   The DIRECTV Group Inc.+ ............      1,080,493      1,684,150
       2,112   Zon Multimedia Servicos de
               Telecomunicacoes e
                  Multimedia SGPS SA ..............         20,761         17,557
                                                      ------------   ------------
                                                         6,574,150      8,091,885
                                                      ------------   ------------

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2008 (UNAUDITED)

   SHARES/                                                              MARKET
    UNITS                                                 COST           VALUE
------------                                          ------------   ------------
               COMMON STOCKS (CONTINUED)
               COMMUNICATIONS (CONTINUED)
               COMMUNICATIONS EQUIPMENT -- 0.4%
     260,000   The Furukawa
                  Electric Co. Ltd. ...............   $  1,199,164   $  1,128,785
                                                      ------------   ------------
               TELECOMMUNICATIONS -- 3.8%
       45,00   AT&T Inc. ..........................      1,183,996      1,516,050
       4,350   Bell Aliant Regional
               Communications
                  Income Fund+ (a)(b) .............        117,218        126,498
      30,000   BT Group plc, ADR ..................      1,026,589      1,191,900
       2,000   CenturyTel Inc. ....................         77,820         71,180
     230,000   Cincinnati Bell Inc.+ ..............      1,028,373        915,400
      10,000   Citizens Communications Co. ........        136,800        113,400
         500   Comstar United Telesystems
                  OJSC, GDR+ ......................          6,453          5,000
         500   Comstar United Telesystems
                  OJSC, GDR .......................          5,628          5,000
      20,000   D&E Communications Inc. ............        190,498        177,800
      35,000   Deutsche Telekom AG, ADR ...........        629,965        572,950
       2,168   FairPoint Communications Inc. ......         21,563         15,631
       2,000   France Telecom SA, ADR .............         22,799         59,260
         200   Hutchison Telecommunications
                  International Ltd.+ .............            163            284
         500   Mobistar SA ........................         44,141         40,503
         200   Nippon Telegraph &
                  Telephone Corp. .................        929,640        979,423
      15,000   Portugal Telecom SGPS SA ...........        210,164        170,277
         200   PT Indosat Tbk .....................            128            146
         500   Rostelecom, ADR ....................         32,190         36,265
         500   Sistema JSFC, GDR ..................         17,383         15,030
       1,200   Tele2 AB, Cl. B ....................         14,604         23,512
       5,000   Telecom Italia SpA, ADR ............        147,227         99,800
      40,000   Touch America
                  Holdings Inc.+ (a) ..............         38,488              0
     115,000   Verizon Communications Inc. ........      4,291,018      4,071,000
                                                      ------------   ------------
                                                        10,172,848     10,206,309
                                                      ------------   ------------
               WIRELESS COMMUNICATIONS -- 2.7%
         600   America Movil SAB de CV,
                  Cl. L, ADR ......................          9,424         31,650
       2,000   China Mobile Ltd., ADR .............         33,988        133,900
       2,000   China Unicom Ltd., ADR .............         16,278         37,040
       4,500   Mobile TeleSystems
                  OJSC, ADR .......................        175,074        344,745
         171   MobileOne Ltd. .....................            210            236
       1,200   NTT DoCoMo Inc. ....................      1,732,443      1,762,961
       3,000   QUALCOMM Inc. ......................        115,589        133,110
      50,000   Rural Cellular Corp., Cl. A+ .......      2,203,484      2,225,500
         600   SK Telecom Co. Ltd., ADR ...........         12,374         12,462

                                                                        MARKET
   SHARES                                                 COST           VALUE
------------                                          ------------   ------------
         200   SmarTone Telecommunications
                  Holdings Ltd. ...................   $        207   $        206
      10,000   Turkcell Iletisim Hizmet
                  A/S, ADR ........................        207,432        145,500
      29,000   United States Cellular Corp.+ ......      1,391,580      1,639,950
      28,000   Vimpel-Communications, ADR .........        182,186        831,040
                                                      ------------   ------------
                                                         6,080,269      7,298,300
                                                      ------------   ------------
               TOTAL COMMUNICATIONS ...............     24,026,431     26,725,279
                                                      ------------   ------------
               OTHER -- 1.9%
               AEROSPACE -- 0.2%
      65,000   Rolls-Royce Group plc+ .............        513,387        442,137
   5,824,000   Rolls-Royce Group plc, Cl. B .......         11,568         11,601
                                                      ------------   ------------
                                                           524,955        453,738
                                                      ------------   ------------
               AGRICULTURE -- 0.0%
       2,000   Cadiz Inc.+ ........................         23,688         32,240
                                                      ------------   ------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
       1,000   BERU AG. ...........................        106,092        117,769
                                                      ------------   ------------
               ENTERTAINMENT -- 1.4%
      90,000   Time Warner Inc. ...................      1,663,362      1,332,000
      65,000   Vivendi. ...........................      2,444,738      2,466,385
                                                      ------------   ------------
                                                         4,108,100      3,798,385
                                                      ------------   ------------
               PUBLISHING -- 0.0%
       8,000   Idearc Inc. ........................         29,814         18,800
                                                      ------------   ------------
               REAL ESTATE -- 0.1%
       6,075   Brookfield Asset Management
                  Inc., Cl. A .....................         65,353        197,681
                                                      ------------   ------------
               TRANSPORTATION -- 0.2%
      13,000   GATX Corp. .........................        395,808        576,290
                                                      ------------   ------------
               TOTAL OTHER ........................      5,253,810      5,194,903
                                                      ------------   ------------
               TOTAL COMMON STOCKS ................    200,136,077    244,084,036
                                                      ------------   ------------
               CONVERTIBLE PREFERRED STOCKS -- 1.8%
               ENERGY AND UTILITIES -- 1.3%
               ENERGY AND UTILITIES: NATURAL GAS INTEGRATED -- 1.3%
       2,000   El Paso Corp.,
                  4.990% Cv. Pfd. (b) .............      1,945,987      3,453,166
                                                      ------------   ------------
               COMMUNICATIONS -- 0.5%
               TELECOMMUNICATIONS -- 0.5%
      30,000   Citizens Utilities Trust,
                  5.000% Cv. Pfd. .................      1,490,995      1,440,000
                                                      ------------   ------------
               TOTAL CONVERTIBLE
                  PREFERRED STOCKS ................      3,436,982      4,893,166
                                                      ------------   ------------

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           JUNE 30, 2008 (UNAUDITED)

 PRINCIPAL                                                              MARKET
   AMOUNT                                                 COST          VALUE
------------                                          ------------   ------------
               CORPORATE BONDS -- 0.0%
               COMMUNICATIONS -- 0.0%
               TELECOMMUNICATIONS -- 0.0%
$    100,000   Williams Communications
                  Group Inc., Escrow,
                  10.875%, 10/01/09+ (a) ..........   $          0   $          0
                                                      ------------   ------------

   SHARES
-----------
               WARRANTS -- 0.2%
               ENERGY AND UTILITIES -- 0.2%
               ENERGY AND UTILITIES: MERCHANT ENERGY -- 0.2%
       2,024   Calpine Corp., Ser. A,
                  expire 08/25/08+  ...............         52,600            972
      26,107   Mirant Corp., Ser. A,
                  expire 01/03/11+ ................         51,616        468,098
                                                      ------------   ------------
                                                           104,216        469,070
                                                      ------------   ------------
               ENERGY AND UTILITIES:
               NATURAL GAS UTILITIES -- 0.0%
       3,000   Corning Natural Gas Corp.,
                  expire 08/17/11+ ................              0          6,180
                                                      ------------   ------------
               TOTAL ENERGY AND UTILITIES .........        104,216        475,250
                                                      ------------   ------------
               COMMUNICATIONS -- 0.0%
               WIRELESS COMMUNICATIONS -- 0.0%
       6,000   Bharti Airtel Ltd.,
                  expire 12/15/16+ (b) ............        132,281        100,853
                                                      ------------   ------------
               TOTAL WARRANTS .....................        236,497        576,103
                                                      ------------   ------------

 PRINCIPAL                                                              MARKET
   AMOUNT                                                 COST          VALUE
------------                                          ------------   ------------
               U.S. GOVERNMENT OBLIGATIONS -- 7.9%
               U.S. TREASURY BILLS -- 5.3%
$ 14,456,000   U.S. Treasury Bills,
                  1.203% to 1.869%++,
                  07/03/08 to 10/09/08 ............   $ 14,426,880   $ 14,425,966
                                                      ------------   ------------
               U.S. TREASURY NOTES -- 2.6%
   6,864,000   U.S. Treasury Note,
                  5.000%, 07/31/08 ................      6,880,180      6,880,180
                                                      ------------   ------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS ..     21,307,060     21,306,146
                                                      ------------   ------------
TOTAL INVESTMENTS -- 100.0% .......................   $225,116,616    270,859,451
                                                      ============
OTHER ASSETS AND LIABILITIES (NET) ................                      (234,116)
PREFERRED SHARES
   (1,184,700 preferred shares outstanding) .......                   (54,592,500)
                                                                     ------------
NET ASSETS -- COMMON SHARES
   (30,200,327 common shares outstanding) .........                  $216,032,835
                                                                     ============
NET ASSET VALUE PER COMMON SHARE
   ($216,032,835 /30,200,327 shares
    outstanding) ..................................                  $      7.15
                                                                     ============

----------
(a) Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2008, the market value of fair valued securities amounted to $1,543,065 or 0.57% of total investments.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the market value of Rule 144A securities amounted to $3,680,517 or 1.36% of total investments.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR  American Depositary Receipt

CVO  Contingent Value Obligation

GDR  Global Depositary Receipt

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2008 (UNAUDITED)

ASSETS:
   Investments, at value (cost $225,116,616) ....................   $270,859,451
   Foreign currency, at value (cost $29,151) ....................         29,141
   Cash .........................................................            860
   Receivable for investments sold ..............................         10,561
   Dividends and interest receivable ............................        621,309
   Deferred offering expense ....................................         14,361
   Prepaid expense ..............................................          4,036
                                                                    ------------
   TOTAL ASSETS .................................................    271,539,719
                                                                    ------------
LIABILITIES:
   Distributions payable ........................................         39,540
   Unrealized depreciation on swap contracts ....................        311,715
   Payable for investment advisory fees .........................        183,346
   Payable for payroll expenses .................................        141,324
   Payable for accounting fees ..................................          3,751
   Payable for shareholder communications expenses ..............        124,314
   Payable for legal and audit fees .............................         49,418
   Other accrued expenses .......................................         60,976
                                                                    ------------
   TOTAL LIABILITIES ............................................        914,384
                                                                    ------------
PREFERRED SHARES:
   Series A Cumulative Preferred Shares (5.625%, $25
      liquidation value, $0.001 par value, 1,200,000 shares
      authorized with 1,183,700 shares issued and outstanding) ..     29,592,500
   Series B Cumulative Preferred Shares (Auction Market, $25,000
      liquidation value, $0.001 par value, 1,000 shares
      authorized with 1,000 shares issued and outstanding) ......     25,000,000
                                                                    ------------
   TOTAL PREFERRED SHARES .......................................     54,592,500
                                                                    ------------
   NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ...............   $216,032,835
                                                                    ============
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS CONSIST OF:
   Paid-in capital, at $ 0.001 par value ........................   $171,841,828
   Accumulated distributions in excess of net investment
      income ....................................................       (230,825)
   Accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency
      transactions ..............................................    (1,010,056)
   Net unrealized appreciation on investments ...................     45,742,835
   Net unrealized depreciation on swap contracts ................       (311,715)
   Net unrealized appreciation on foreign currency
      translations ..............................................            768
                                                                    ------------
   NET ASSETS ...................................................   $216,032,835
                                                                    ============
NET ASSET VALUE PER COMMON SHARE:
   ($216,032,835 / 30,200,327 shares outstanding; unlimited
      number of shares authorized) ..............................   $       7.15
                                                                    ============

                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $71,267) ..................   $  3,827,367
   Interest .....................................................        350,047
                                                                    ------------
   TOTAL INVESTMENT INCOME ......................................      4,177,414
                                                                    ------------
EXPENSES:
   Investment advisory fees .....................................      1,368,698
   Shareholder communications expenses ..........................        166,090
   Payroll expenses .............................................        108,577
   Shareholder services fees ....................................         90,163
   Legal and audit fees .........................................         41,836
   Trustees' fees ...............................................         36,027
   Auction agent expenses .......................................         31,720
   Accounting fees ..............................................         22,500
   Custodian fees ...............................................         21,394
   Interest expense .............................................             49
   Miscellaneous expenses .......................................         40,253
                                                                    ------------
   TOTAL EXPENSES ...............................................      1,927,307
   Less:
      Advisory fee reduction ....................................       (271,471)
      Custodian fee credits .....................................           (275)
                                                                    ------------
   NET EXPENSES .................................................      1,655,561
                                                                    ------------
   NET INVESTMENT INCOME ........................................      2,521,853
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   SWAP CONTRACTS, AND FOREIGN CURRENCY:
   Net realized loss on investments .............................        (62,986)
   Net realized loss on swap contracts ..........................       (175,337)
   Net realized loss on foreign currency transactions ...........         (7,428)
                                                                    ------------
   Net realized loss on investments, swap contracts, and foreign
      currency transactions .....................................       (245,751)
                                                                    ------------
   Net change in unrealized appreciation/depreciation:
      on investments ............................................    (20,918,240)
      on swap contracts .........................................       (225,614)
      on foreign currency translations ..........................            432
                                                                    ------------
   Net change in unrealized appreciation/depreciation on
      investments, swap contracts, and foreign currency
      translations ..............................................    (21,143,422)
                                                                    ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP
      CONTRACTS, AND FOREIGN CURRENCY ...........................    (21,389,173)
                                                                    ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........    (18,867,320)
   Total Distributions to Preferred Shareholders ................     (1,354,358)
                                                                    ------------
   NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
      RESULTING FROM OPERATIONS .................................   $(20,221,678)
                                                                    ============

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                  SIX MONTHS
                                                                                    ENDED        YEAR ENDED
                                                                                JUNE 30, 2008   DECEMBER 31,
                                                                                 (UNAUDITED)        2007
                                                                                -------------   ------------
OPERATIONS:
   Net investment income ....................................................   $  2,521,853    $  4,996,307
   Net realized gain (loss) on investments, swap contracts, and foreign
      currency transactions .................................................       (245,751)     12,402,375
   Net change in unrealized appreciation/depreciation on investments,
      swap contracts, and foreign currency translations .....................    (21,143,422)      6,616,470
                                                                                ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........    (18,867,320)     24,015,152
                                                                                ------------    ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income ....................................................     (1,354,358)*      (950,642)
   Net realized short-term gain on investments, swap contracts, and
      foreign currency transactions .........................................             --        (247,668)
   Net realized long-term gain on investments, swap contracts, and
      foreign currency transactions .........................................             --      (1,787,823)
                                                                                ------------    ------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS ............................     (1,354,358)     (2,986,133)
                                                                                ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
      RESULTING FROM OPERATIONS .............................................    (20,221,678)     21,029,019
                                                                                ------------    ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ....................................................     (1,167,495)*    (4,733,339)
   Net realized short-term gain on investments, swap contracts,
      and foreign currency transactions .....................................             --      (1,188,222)
   Net realized long-term gain on investments, swap contracts, and
      foreign currency transactions .........................................             --      (8,589,683)
   Return of capital ........................................................     (9,667,147)*    (6,966,691)
                                                                                ------------    ------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ...............................    (10,834,642)    (21,477,935)
                                                                                ------------    ------------
FUND SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon
      reinvestment of distributions .........................................      1,472,032       3,159,205
   Net increase in net assets from repurchase of preferred shares ...........             --             790
                                                                                ------------    ------------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ..................      1,472,032       3,159,995
                                                                                ------------    ------------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON
      SHAREHOLDERS ..........................................................    (29,584,288)      2,711,079
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
   Beginning of period ......................................................    245,617,123     242,906,044
                                                                                ------------    ------------
   End of period (including undistributed net investment income of
      $0 and $0, respectively) ..............................................   $216,032,835    $245,617,123
                                                                                ============    ============

----------
* Based on fiscal year to date book income. Amounts are subject to change and recharacterization at fiscal year end.

                See accompanying notes to financial statements.

                           THE GABELLI UTILITY TRUST
                              FINANCIAL HIGHLIGHTS

                                                       SIX MONTHS
                                                         ENDED                      YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 2008   ----------------------------------------------------
                                                      (UNAUDITED)     2007       2006       2005        2004        2003
                                                     -------------   ------     ------     ------      ------      ------
SELECTED DATA FOR A SHARE OF BENEFICIAL
INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..........      $ 8.18       $ 8.19     $ 6.98     $ 7.14      $ 6.83      $ 6.27
                                                        ------       ------     ------     ------      ------      ------
   Net investment income .........................        0.08         0.19       0.17       0.18        0.16        0.10
   Net realized and unrealized gain (loss)
      on investments .............................       (0.72)        0.61       1.84       0.45        0.99        1.17
                                                        ------       ------     ------     ------      ------      ------
   Total from investment operations ..............       (0.64)        0.80       2.01       0.63        1.15        1.27
                                                        ------       ------     ------     ------      ------      ------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS: (a)
   Net investment income .........................       (0.04)*      (0.03)     (0.02)     (0.02)      (0.06)      (0.01)
   Net realized gain on investments ..............          --        (0.07)     (0.08)     (0.07)      (0.03)      (0.04)
                                                        ------       ------     ------     ------      ------      ------
   Total distributions to preferred
      shareholders ...............................       (0.04)       (0.10)     (0.10)     (0.09)      (0.09)      (0.05)
                                                        ------       ------     ------     ------      ------      ------
NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE
   TO COMMON SHAREHOLDERS RESULTING FROM
   OPERATIONS ....................................       (0.68)        0.70       1.91       0.54        1.06        1.22
                                                        ------       ------     ------     ------      ------      ------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income .........................       (0.04)*      (0.16)     (0.16)     (0.14)      (0.10)      (0.09)
   Net realized gain on investments ..............          --        (0.33)     (0.56)     (0.58)      (0.05)      (0.22)
   Paid-in capital ...............................       (0.32)*      (0.23)        --         --       (0.57)      (0.41)
                                                        ------       ------     ------     ------      ------      ------
   Total distributions to common shareholders ....       (0.36)       (0.72)     (0.72)     (0.72)      (0.72)      (0.72)
                                                        ------       ------     ------     ------      ------      ------
FUND SHARE TRANSACTIONS:
   Increase in net asset value from common share
      transactions ...............................        0.01         0.01       0.02       0.02        0.03        0.03
   Increase (decrease) in net asset value from
      shares issued in rights offering ...........          --           --         --         --       (0.06)       0.12
   Increase in net asset value from repurchase of
      preferred shares ...........................          --         0.00(g)      --         --        0.00(g)       --
   Offering costs for preferred shares charged to
      paid-in capital ............................          --           --         --       0.00(g)     0.00(g)    (0.09)
   Offering costs for issuance of rights charged
      to paid-in capital .........................          --           --       0.00(g)   (0.00)(g)   (0.00)(g)      --
                                                        ------       ------     ------     ------      ------      ------
   Total fund share transactions .................        0.01         0.01       0.02       0.02       (0.03)       0.06
                                                        ------       ------     ------     ------      ------      ------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON
      SHAREHOLDERS, END OF PERIOD ................      $ 7.15       $ 8.18     $ 8.19     $ 6.98      $ 7.14      $ 6.83
                                                        ======       ======     ======     ======      ======      ======
   Net asset value total return + ................       (8.93)%       8.08%     27.46%      5.71%      13.43%      18.60%
                                                        ======       ======     ======     ======      ======      ======
   Market value, end of period ...................      $ 9.30       $ 9.50     $ 9.94     $ 9.27      $ 9.30      $ 9.60
                                                        ======       ======     ======     ======      ======      ======
   Investment total return ++ ....................        1.99%        3.42%     16.47%      7.79%       5.11%      19.86%
                                                        ======       ======     ======     ======      ======      ======

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       SIX MONTHS
                                                         ENDED                      YEAR ENDED DECEMBER 31,
                                                     JUNE 30, 2008   ----------------------------------------------------
                                                      (UNAUDITED)      2007       2006       2005       2004       2003
                                                     -------------   --------   --------   --------   --------   --------
SELECTED DATA FOR A SHARE OF BENEFICIAL
INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of
      preferred shares, end of period
      (in 000's) .................................    $270,626       $300,210   $297,511   $259,303   $261,563   $211,507
   Net assets attributable to common shares, end
      of period (in 000's) .......................    $216,033       $245,617   $242,906   $204,698   $206,958   $156,507
   Ratio of net investment income to average net
      assets attributable to common shares before
      preferred share distributions ..............        2.29%(f)       2.03%      2.24%      2.42%      2.32%      1.52%
   Ratio of operating expenses to average net
      assets attributable to common shares net of
      advisory fee reduction, if any (b)(c) ......        1.51%(f)       1.63%      1.75%      1.85%      2.04%      2.04%
   Ratio of operating expenses to average net
      assets including liquidation value of
      preferred shares net of advisory fee
      reduction, if any (b)(c) ...................        1.21%(f)       1.34%      1.40%      1.47%      1.52%      1.68%
   Portfolio turnover rate +++ ...................           3%            13%        33%        19%        18%        28%
PREFERRED SHARES:
   5.625% SERIES A CUMULATIVE PREFERRED SHARES
   Liquidation value, end of period (in 000's) ...    $ 29,593       $ 29,593   $ 29,605   $ 29,605   $ 29,605   $ 30,000
   Total shares outstanding (in 000's) ...........       1,184          1,184      1,184      1,184      1,184      1,200
   Liquidation preference per share  .............    $  25.00       $  25.00   $  25.00   $  25.00   $  25.00   $  25.00
   Average market value (d) ......................    $  23.71       $  23.36   $  23.80   $  25.02   $  24.68   $  25.12
   Asset coverage per share ......................    $ 123.93       $ 137.48   $ 136.21   $ 118.72   $ 119.75   $  96.14
   SERIES B AUCTION MARKET CUMULATIVE PREFERRED
      SHARES
   Liquidation value, end of period (in 000's) ...    $ 25,000       $ 25,000   $ 25,000   $ 25,000   $ 25,000   $ 25,000
   Total shares outstanding (in 000's) ...........           1              1          1          1          1          1
   Liquidation preference per share  .............    $ 25,000       $ 25,000   $ 25,000   $ 25,000   $ 25,000   $ 25,000
   Average market value (d) ......................    $ 25,000       $ 25,000   $ 25,000   $ 25,000   $ 25,000   $ 25,000
   Asset coverage per share ......................    $123,930       $137,478   $136,210   $118,718   $119,752   $ 96,140
   ASSET COVERAGE (e) ............................         496%           550%       545%       475%       479%       385%

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan, including the effect of shares issued pursuant to 2004 and 2003 rights offerings, assuming full subscription by shareholder. Total return for a period of less than one year is not annualized.

++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan, including the effect of shares issued pursuant to 2004 and 2003 rights offerings, assuming full subscription by shareholder. Total return for a period of less than one year is not annualized.

+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate. Had this policy been adopted retroactively, the portfolio turnover rate for the fiscal years ended December 31, 2007, 2006, 2005, 2004, and 2003 would have been 29%,
     34%, 29%, 30%, and 32%, respectively.

* Based on fiscal year to date book income. Amounts are subject to change and recharacterization at fiscal year end.

(a) Calculated based upon average common shares outstanding on the record dates throughout the period.

(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the fiscal year ended December 31, 2007, the ratios of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.63% and the ratios of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.33%. For the six months ended June 30, 2008 and the fiscal years ended December 31, 2006, 2005, 2004, and 2003, the effect of the custodian fee credits was minimal.

(c) The Fund incurred interest expense during the fiscal year ended December 31, 2007. If interest expense had not been incurred, the ratios of operating expenses to average net assets attributable to common shares would have been 1.62% and the ratios of operating expenses to average net assets including liquidation value of preferred shares would have been 1.33%. For the six months ended June 30, 2008, the effect of interest expense was minimal.

(d)  Based on weekly prices.

(e)  Asset coverage is calculated by combining all series of preferred shares.

(f)  Annualized.

(g)  Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

                            THE GABELLI UTILITY TRUST
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION. The Gabelli Utility Trust (the "Fund") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment operations commenced on July 9, 1999.

     The Fund's primary objective is long-term growth of capital and income. The Fund will invest 80% of its assets, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services, or equipment for (i) the generation or distribution of electricity, gas, and water and (ii) telecommunications services or infrastructure operations (the "80% Policy"). The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     On January 1, 2008, the Fund adopted Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") that clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities;

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

     - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund's net assets as of June 30, 2008 is as follows:

                                                   INVESTMENTS IN       OTHER FINANCIAL
                                                     SECURITIES     INSTRUMENTS (UNREALIZED
VALUATION INPUTS                                   (MARKET VALUE)        DEPRECIATION)*
----------------                                   --------------   -----------------------
Level 1 - Quoted Prices ........................    $248,136,738                --
Level 2 - Other Significant Observable Inputs ..      22,709,513          $(311,715)
Level 3 - Significant Unobservable Inputs ......          13,200                 --
                                                    ------------          ---------
TOTAL ..........................................    $270,859,451          $(311,715)
                                                    ============          =========

----------
* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation on the investment.

     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                        INVESTMENTS
                                                       IN SECURITIES
                                                       (MARKET VALUE)
                                                       -------------
BALANCE AS OF 12/31/07..............................      $13,200
Accrued discounts/premiums..........................           --
Realized gain (loss)................................           --
Change in unrealized appreciation/depreciation......           --
Net purchases (sales)...............................           --
Transfers in and/or out of Level 3..................           --
                                                          -------
BALANCE AS OF 06/30/08..............................      $13,200
                                                          =======

     In March 2008, The Financial Accounting Standards Board (The "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2008, there were no open repurchase agreements.

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     SWAP AGREEMENTS. The Fund may enter into equity, contract for differences, and interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Series B Preferred Shares. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an equity swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

     The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized below.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in the value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at June 30, 2008 are as follows:

  NOTIONAL                   FLOATING RATES*      TERMINATION   NET UNREALIZED
   AMOUNT     FIXED RATE   (RATE RESET MONTHLY)      DATE        DEPRECIATION
-----------   ----------   --------------------   -----------   --------------
$25,000,000     4.00%            2.45938%          06/02/10       $(291,439)

----------
*    Based on Libor (London Interbank Offered Rate).

     The Fund has entered into a contract for differences swap agreement with Bear Stearns International Limited. Details of the swap at June 30, 2008 is as follows:

        NOTIONAL              EQUITY SECURITY               INTEREST RATE/            TERMINATION   NET UNREALIZED
         AMOUNT                  RECEIVED                EQUITY SECURITY PAID            DATE        DEPRECIATION
------------------------   ---------------------   --------------------------------   -----------   --------------
$257,465 (35,000 shares)       Market Value        Overnight LIBOR plus 40 bps plus
                             Appreciation on:        Market Value Depreciation on:
                           Rolls-Royce Group plc         Rolls-Royce Group plc          10/15/08      $(20,276)

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At June 30, 2008, there were no open futures contracts.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At June 30, 2008, there were no open forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

     Distributions to shareholders of the Fund's 5.625% Series A Cumulative Preferred Shares and Series B Auction Market Cumulative Preferred Shares ("Cumulative Preferred Shares") are recorded on a daily basis and are determined as described in Note 5.

     The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

                                                       COMMON      PREFERRED
                                                    -----------   ----------
DISTRIBUTIONS PAID FROM:
Ordinary income
   (inclusive of short-term capital gains) ......   $ 5,894,993   $1,213,076
Net long-term capital gains .....................     8,616,251    1,773,057
Return of capital ...............................     6,966,691           --
                                                    -----------   ----------
Total distributions paid ........................   $21,477,935   $2,986,133
                                                    ===========   ==========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

     At December 31, 2007, the components of accumulated earnings/(losses) on a tax basis were as follows:

Net unrealized appreciation on investments ......   $65,827,316
Net unrealized depreciation on foreign currency
   and swap contracts ...........................       (85,765)
Other temporary differences* ....................      (161,371)
                                                    -----------
Total ...........................................   $65,580,180
                                                    ===========

----------
* Other temporary differences are primarily due to accrued income on swap gains.

The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/(depreciation) at June 30, 2008:

                                           GROSS          GROSS      NET UNREALIZED
                                        UNREALIZED     UNREALIZED     APPRECIATION
                            COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
                        ------------   ------------   ------------   --------------
Investments..........   $226,070,933    $51,684,521   $(6,896,003)    $44,788,518
Swap contracts.......             --             --      (311,715)       (311,715)
                        ------------    -----------   -----------     -----------
                        $226,070,933    $51,684,521   $(7,207,718)    $44,476,803
                        ============    ===========   ===========     ===========

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

     FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures.

     For the six months ended June 30, 2008, the Fund did not have any liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of its average weekly net assets including the liquidation value of the preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of the Cumulative Preferred Shares for the fiscal year.

     The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Shares for the period. For the six months ended June 30, 2008, the Fund's total return on the NAV of the common shares did not exceed the stated dividend rate or corresponding swap rate on any of the outstanding preferred shares. Thus, management fees with respect to the liquidation value of the preferred share assets were reduced by $271,471.

     During the six months ended June 30, 2008, the Fund paid brokerage commissions on security trades of $11,403 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2008, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund's NAV.

     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund's Chief Compliance Officer. For the six months ended June 30, 2008, the Fund paid or accrued $108,577, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2008, other than short-term securities and U.S. Government obligations, aggregated $9,813,482 and $6,425,489, respectively.

     Purchases of U.S. Government obligations for the six months ended June 30, 2008, other than short-term obligations, aggregated $6,958,380.

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

5. CAPITAL. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2008, the Fund did not repurchase any common shares of beneficial interest in the open market.

     Transactions in common shares of beneficial interest were as follows:

                                                 SIX MONTHS ENDED
                                                   JUNE 30, 2008           YEAR ENDED
                                                    (UNAUDITED)         DECEMBER 31, 2007
                                               --------------------   --------------------
                                                SHARES     AMOUNT      SHARES     AMOUNT
                                               -------   ----------   -------   ----------
Net increase from shares issued upon
   reinvestment of distributions ...........   179,139   $1,472,032   347,381   $3,159,205

     At the Fund's November 14, 2007 Board meeting, the Board approved the filing of a shelf registration with the SEC which will give the Fund the ability to offer additional preferred shares. The shelf registration was declared effective by the SEC on June 13, 2008.

     The Fund is authorized to issue up to 2,005,000 shares of $0.001 par value Cumulative Preferred Shares. The Cumulative Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Cumulative Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 5.625% Series A and Series B Auction Market Cumulative Preferred Shares at a redemption price of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     On July 31, 2003, the Fund received net proceeds of $28,895,026 (after underwriting discounts of $945,000 and offering expenses of $159,974) from the public offering of 1,200,000 shares of 5.625% Series A Cumulative Preferred Shares. Commencing July 31, 2008 and thereafter, the Fund, at its option, may redeem the 5.625% Series A Cumulative Preferred Shares in whole or in part at the redemption price at any time. During the six months ended June 30, 2008, the Fund did not repurchase any shares of 5.625% Series A Cumulative Preferred Shares. At June 30, 2008, 1,183,700 shares of 5.625% Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $23,119.

     On July 31, 2003, the Fund received net proceeds of $24,590,026 (after underwriting discounts of $250,000 and offering expenses of $159,974) from the public offering of 1,000 shares of Series B Auction Market Cumulative Preferred Shares. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series B Auction Market Cumulative Preferred Shares ranged from 3.550% to 5.150% for the six months ended June 30, 2008. If the number of Series B Auction Market Cumulative Preferred Shares subject to bid orders by potential holders is less than the number of Series B Auction Market Cumulative Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series B Auction Market Cumulative Preferred Shares for which they have submitted sell orders. The current maximum rate is 125% of the seven day Telerate/British Bankers Association LIBOR on the day of such auction. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series B Auction Market Cumulative Preferred Shares shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series B Auction Market Cumulative Preferred Shares in whole or in part at the redemption price at any time. During the six months ended June 30,

                            THE GABELLI UTILITY TRUST
              NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)

2008, the Fund did not redeem any shares of Series B Auction Market Cumulative Preferred Shares. At June 30, 2008, 1,000 shares of Series B Auction Market Cumulative Preferred Shares were outstanding with an annualized dividend rate of 3.941% per share and accrued dividends amounted to $16,421.

     The holders of Cumulative Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDUSTRY CONCENTRATION. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

     On a separate matter, in August 2008, the Adviser made an offer to the staff of the SEC to settle a previously disclosed matter concerning compliance with Section 19(a) and Rule 19a-1 of the 1940 Act by two closed-end funds managed by the Adviser. These provisions require registered investment companies to provide written statements to shareholders when a distribution is made in the nature of a dividend from a source other than net investment income. While the two funds sent annual statements and provided other materials containing this information, the funds did not send the notices required by Rule 19a-1 to shareholders with each distribution in 2002 and 2003. The Adviser believes that the funds have been in compliance with Rule 19a-1 since that time. The Adviser believes that the settlement would have no effect on the funds or any material adverse effect on the Adviser or its ability to manage the funds. This offer of settlement is subject to final agreement regarding the specific language of the SEC's administrative order and other settlement documents and approval by the SEC.

                            THE GABELLI UTILITY TRUST

                     BOARD CONSIDERATION AND RE-APPROVAL OF
                   INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

At its meeting on February 28, 2008, the Board of Trustees ("Board") of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not "interested persons" of the Fund (the "Independent Board Members"). The following paragraphs summarize the material information and factors considered by the independent board members as well as their conclusions relative to such factors.

1. NATURE, EXTENT, AND QUALITY OF SERVICES. The Independent Board Members considered the nature, quality, and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Independent Board Members in their capacity as trustees and other services. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

2. INVESTMENT PERFORMANCE OF THE FUND AND ADVISER. The Independent Board Members considered investment performance for the Fund over various periods of time as compared with the performance of such Fund's Lipper peer group, and concluded that the Adviser was delivering satisfactory performance results over the long term consistent with the long-term investment strategies being pursued by the Fund.

3. COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER.

(A) COSTS OF SERVICES TO FUND: FEES AND EXPENSES. The Independent Board Members considered the Fund's management fee rate and expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Agreement are much more extensive than those under the advisory agreements for non-fund clients.

(B) PROFITABILITY AND COSTS OF SERVICES TO ADVISER. The Independent Board Members considered the Adviser's overall profitability and costs, and proforma estimates of the Adviser's profitability and costs attributable to the Fund (i) as part of the Gabelli/GAMCO fund complex and (ii) assuming the Fund constituted the Adviser's only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to regulatory requirements and enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser's profitability was at an acceptable level, particularly in light of the quality of services provided to the Fund. The Independent Board Members also noted that a substantial portion of the Fund's portfolio transactions were executed by an affiliated broker, and that the affiliated broker received commissions from the Fund, and the Adviser received a moderate amount of soft dollar benefits (but no third party research services) from unaffiliated brokers through the Fund's portfolio brokerage.

4. EXTENT OF ECONOMIES OF SCALE AS FUND GROWS. The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. They also recognized that the Adviser has agreed to reduce the advisory fee on incremental assets attributable to the preferred shares if the total return of the common shares does not exceed a specified amount (i.e., the dividend rate paid on preferred shares). The Independent Board Members concluded that there was an appropriate sharing of economies of scale.

                            THE GABELLI UTILITY TRUST

                     BOARD CONSIDERATION AND RE-APPROVAL OF
             INVESTMENT ADVISORY AGREEMENT (CONTINUED) (UNAUDITED)

5. WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE. The Independent Board Members also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist and concluded that it currently was reasonable.

6. OTHER RELEVANT CONSIDERATIONS.

(A) ADVISER PERSONNEL AND METHODS. The Independent Board Members considered the size, education, and experience of the Adviser's staff, the Adviser's fundamental research capabilities, and the Adviser's approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

(B) OTHER BENEFITS TO THE ADVISER. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members concluded that potential "fall-out" benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund.

CONCLUSIONS. In considering the Agreement, the Independent Board Members did not identify any factor as all important or all controlling and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance at reasonable fees and, therefore, re-approval of the Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

                         AUTOMATIC DIVIDEND REINVESTMENT
                       AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

     It is the policy of The Gabelli Utility Trust (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                               c/o Computershare
                                 P.O. Box 43010
                           Providence, RI 02940-3010

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

     SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

                              TRUSTEES AND OFFICERS
                           THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,
   GAMCO INVESTORS, INC.

Dr. Thomas E. Bratter
   PRESIDENT & FOUNDER, JOHN DEWEY ACADEMY

Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR &
   CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT &
  CHIEF FINANCIAL OFFICER,
  KEYSPAN CORP.

Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,
   AMERICAN GAMING ASSOCIATION

John D. Gabelli
   SENIOR VICE PRESIDENT,
   GABELLI & COMPANY, INC.

Robert J. Morrissey
   ATTORNEY-AT-LAW,
   MORRISSEY, HAWKINS & LYNCH

Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,
   PROFESSOR EMERITUS, PACE UNIVERSITY

Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.

OFFICERS
Bruce N. Alpert
   PRESIDENT

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

Agnes Mullady
   TREASURER AND SECRETARY

David I. Schachter
   VICE PRESIDENT & OMBUDSMAN

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
The Bank of New York Mellon

COUNSEL
Willkie Farr & Gallagher LLP

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING

                                     5.625%
                        Common     Preferred
                      ----------   ---------
NYSE-Symbol:                 GUT     GUT PrA
Shares Outstanding:   30,200,327   1,183,700

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI
(800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI UTILITY TRUST
ONE CORPORATE CENTER
RYE, NY 10580-1422
(914) 921-5070
WWW.GABELLI.COM

                                                              SEMI ANNUAL REPORT
                                                              JUNE 30, 2008

                                                                     GUT Q2/2008

ITEM 2.  CODE OF ETHICS.

Not applicable.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6.  INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


                    REGISTRANT PURCHASES OF EQUITY SECURITIES
================================================================================================================================
                                                                    (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                     SHARES (OR UNITS)          APPROXIMATE DOLLAR VALUE) OF
               (A) TOTAL NUMBER OF                                  PURCHASED AS PART OF       SHARES (OR UNITS) THAT MAY YET
                SHARES (OR UNITS)     (B) AVERAGE PRICE PAID      PUBLICLY ANNOUNCED PLANS       BE PURCHASED UNDER THE PLANS
PERIOD               PURCHASED         PER SHARE (OR UNIT)             OR PROGRAMS                      OR PROGRAMS
================================================================================================================================
================================================================================================================================
Month #1     Common - N/A              Common - N/A                  Common - N/A               Common - 30,051,448
01/01/08
through      Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A   Preferred Series A - 1,184,200
01/31/08
================================================================================================================================
Month #2     Common - N/A              Common - N/A                  Common - N/A               Common - 30,081,312
02/01/08
through      Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A   Preferred Series A - 1,184,200
02/28/08
================================================================================================================================
Month #3     Common - N/A              Common - N/A                  Common - N/A               Common - 30,111,729
03/01/08
through      Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A   Preferred Series A - 1,183,700
03/31/08
================================================================================================================================
Month #4     Common - N/A              Common - N/A                  Common - N/A               Common - 30,140,991
04/01/08
through      Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A   Preferred Series A - 1,183,700
04/30/08
================================================================================================================================
Month #5     Common - N/A              Common - N/A                  Common - N/A               Common - 30,170,705
05/01/08
through      Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A   Preferred Series A - 1,183,700
05/31/08
================================================================================================================================
Month #6     Common - N/A              Common - N/A                  Common - N/A               Common - 30,200,331
06/01/08
through      Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A   Preferred Series A - 1,183,700
06/30/08
================================================================================================================================
Total        Common - N/A              Common - N/A                  Common - N/A               N/A

             Preferred Series A - N/A  Preferred Series A - N/A      Preferred Series A - N/A
================================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

    (a)(1)  Not applicable.

    (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)  Not applicable.

    (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    The Gabelli Utility Trust
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     9/3/08
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     9/3/08
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date     9/3/08
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.